SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549

                        FORM 8-K

                     CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report: December 14, 1995
(Date of earliest event reported)



        Residential Asset Securities Corporation
 (Exact name of registrant as specified in its charter)


Delaware                33-56893             51-0362653
(State or Other Juris-(Commission      (I.R.S. Employer
diction of Incorporation)File Number)Identification No.)


8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota55437
        (Address of Principal Executive Office)(Zip Code)


Registrant's telephone number, including area code:(612) 832-7000

Item 5.   Other Events.


          On December 29, 1995, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series Ks4 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1,1995, among the Registrant, Residential Funding Corporation, as Master Servicer, and Trustee to be named.

          In connection with the expected sale of the Series KS4 Certificates, the Registrant has been advised by one potential underwriter, Residential Funding Securities Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral Term Sheets"), which Collateral
     Term Sheets are being filed manually as exhibits to this report.

          The Collateral Term Sheets have been provided by Residential Funding Securties Corporation. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

          The Collateral Term Sheets were prepared Residential Funding Securities Corporation, at the request of certain prospective investors. The
     Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

          In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.



Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits



Exhibit No.
                                Item 601(a) of
                                Regulation S -K
                                Exhibit No.
                                                              Description


 1                        99                            Collateral Term Sheets






Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   RESIDENTIAL ASSET
                                   SECURITIES
                                   CORPORATION

                                   By: /s/  William E. Waldusky
                                   Name:  William E. Waldusky
                                   Title: Vice President




Dated: [date]                     EXHIBIT INDEX


                    Item 601 (a) of      Sequentially
     Exhibit        Regulation S-K  Numbered
    Number         Exhibit No.          Description                   Format


         1                       99              Collateral TermSheets         P







                       EXHIBIT 1

                (Intentionally Omitted)